   The High
    Yield Income
    Fund, Inc.
-------------------------------------------------------------------
   Annual Report
   August 31, 2000

               Letter to Shareholders

               October 16, 2000

Dear Shareholder:

Performance at a Glance
The one-year reporting period ended August 31, 2000, was a challenging time for the fixed-income markets in general, and for high-yield (also known as junk) bonds in particular. Despite this, however, the Prudential High Yield Income Fund,
Inc. significantly outperformed its benchmark, the Lipper Closed-End High Current Yield Average during the period.

For much of the period, the ongoing strength of the U.S. economy was the culprit behind the poor performance generated in most sectors of the bond market. Despite repeated attempts by the Federal
Reserve Board (the Fed) to slow economic growth, the U.S. economy continued to expand at a surprisingly rapid pace. In response, the Fed increased short-term rates on six separate occasions from June 1999 through May 2000. (Four of the hikes occurring during the period under review). Steadily rising interest rates led to falling prices in most fixed income sectors, as bond prices move in the opposite direction of interest rates.

High-yield bonds were hit particularly hard. An increase in the default rate-a measure of the percent of debt issuers who fail to make timely interest and principal payments-adversely affected the sector. The combination of rising interest rates and increased defaults caused many investors to shy away from high-yield bonds. This was exemplified by the activity in the high-yield mutual fund market, which experienced net redemptions during the period.

Over the last three months, the Treasury market has rallied due to signs that economic growth is moderating. With the prospect that the Fed may fulfill its goal of orchestrating a "soft landing"- slower economic growth while avoiding a recession-many market participants believe that brighter days may be ahead.

                 FUND'S PERFORMANCE
                   As of 8/31/00

                            Total Return     NAV     Market Price
                              12 months    8/31/00     8/31/00

High Yield
 Income Fund1                   3.18%       $6.07       $5.69
Lipper Closed-End
 High Current Yield Avg.2      -1.47         N/A         N/A
Lipper Open-End
 High Current Yield Avg.3       0.94         N/A         N/A

1Source: Prudential Investments Fund Management
LLC. Total return of the Fund represents the change in net asset value from the beginning of the period (9/1/99) through the end (8/31/00), and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the NYSE using the symbol HYI. Past performance is no guarantee of future results.

2Source: Lipper Inc. These are the average returns of 27 funds in the Closed-End High Current
Yield category for twelve months.

3Source: Lipper Inc. These are the average returns of 356 funds in the Open-End High Current
Yield category.


              YIELD AND DIVIDEND
                As of 8/31/00

        Total Monthly Dividends Paid Per Share

       Total Monthly Dividends
           Paid Per Share            Yield At Market Price
            12 months
              $0.66                        11.60%


The Fund's primary investment objective is to maximize current income to shareholders. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistnet with its primary objective. The Fund will seek to achieve its objective by investing primarily in corporate bonds rated BBB or lower by independent rating agencies. Bonds rated less than BBB are below investment grade and are commonly known as "junk bonds." Below-investment-grade bonds are subject to greater risk of default and higher volatility than investment-grade bonds.
Furthermore, these bonds tend to be less liquid than higher-quality bonds. The Fund is well diversified, and we carefully research companies to find those with attractive yields and improving credit quality.

Market Background
Rising interest rates hurts bond performance
The bond market fought an uphill battle throughout much of the reporting period. With economic growth rising sharply, the Fed remained steadfast in its resolve to cool the economy and preempt inflation.
After raising short-term interest rates in June and August 1999 (before our review period began), the Fed hiked rates on four more occasions from November 1999 through May 2000. These higher interest rates caused the price of most fixed-income securities to fall.

Then in June 2000, it finally appeared that the Fed's work was paying off. Rising interest rates, which had caused mortgage rates to rise substantially, took some steam out of the housing market. Consumer spending also appeared to be moderating, while employee productivity levels remained strong and inflation (aside from energy prices) was not an issue. The Fed then chose to hold interest rates steady during its meetings in June and August. Investors took this as a sign that interest rate hikes would end sooner rather than later, and bond prices rallied.

Treasury buyback continues to affect the market
While the bond market faltered during most of the reporting period, there was one notable exception-the performance of long-term Treasuries. As a result of strong demand and a dwindling supply, these issues outperformed other types of fixed-income securities, including high-yield bonds.

Investors have aggressively purchased 30-year securities as the U.S. Treasury Department has moved to limit their supply. By repurchasing these bonds with relatively high yields, the Treasury is seeking to lower the government's borrowing costs.
The subsequent supply/demand situation helped long-term Treasury prices to rise sharply. This scenario also resulted in an inverted yield curve, where interest rates for short-term securities were higher than their longer-term counterparts.
Normally, investments with longer maturities command higher yields due to their heightened sensitivity to rising interest rates.

Rising defaults temper demand for high-yield bonds
An increase in defaults and concern over the future default level if the economy stalled also weighed heavily on the high-yield market. High-yield bond prices in general are affected by changes in the default rate. The increase in the default rates caused yield spreads (the difference in yields versus Treasuries) in the high-yield market to widen, as investors demanded incremental yield to compensate for the higher potential risk.

All told, the combination of rising interest rates and an increase in defaults caused investors to largely shun the high-yield market. This led to ongoing poor demand for these securities.

Our Strategy
Maintaining a conservative approach
As previously mentioned, the Fund significantly outperformed its benchmark during the period. This was due to a variety of factors, includng our strategy of emphasizing the best relative performers-upper-tier high-yield bonds-while avoiding the worst performers-lower-tier securities. In particular, our BB-rated issues generated relatively strong results, as investors who were seeking securities that offered incremental yields gravitated to these issues. In addition, the rising default rate caused investors to avoid more speculative issues. As a result, our underweighting of CCC-rated securities enhanced results.

Strategically shifting assets
During the period, we grew concerned over the length and breadth of the economic expansion, and the eventual impact that rising interest rates could have on U.S. growth rates. As such, we rotated out of the more cyclical sectors, such as building products, builders, and consumer cyclicals, in favor of areas that would be less adversely affected by moderating growth. In particular, we emphasized cable, energy, and higher-quality telecommunications firms, such as
Nextel Communications and Williams Communications
Group. Despite the overall negative aspects of the high-yield market, these areas held up fairly well during the reporting period.

Avoiding many underperformers
To a great extent, the Fund also benefited by not holding some of the worst performing areas and individual securities in the market. For example, Rite-Aid and Laidlaw both experienced significant rating downgrades during the period, but were not held in the Fund's portfolio. We also did not have any exposure to movie theater chains, which performed poorly. Overexpansion in the industry has led to increased competition and a severe strain on profit margins.

Unfortunately, there were some specific issues that did not live up to our expectations. In particular, Kitty Hawk, an airfreight firm, and Worldtex, a textile manufacturer, both detracted from Fund performance.

Looking ahead
Signs for optimism
As we look ahead, we believe the signs are largely positive for the fixed-income market and the Fund.
The economy appears to be slowing, and we expect the Fed to switch to a more neutral bias toward interest rates in the coming months. Should an economic "soft landing" occur, it would be a positive for the bond market in general.

In addition, it's our view that, at current levels, the default rate has been overpriced in the market.
As a result, we believe there are a number of very promising opportunities in the marketplace that are reasonably valued. While credit research will still be paramount, we feel that brighter days could be ahead, and that the Fund may be well positioned going forward.

Sincerely,


John R. Strangfeld
President
The High Yield Income Fund, Inc.

Portfolio of Investments as
of August 31, 2000                      THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description(a)                                              (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS--122.1%
CORPORATE BONDS--117.5%
------------------------------------------------------------------------------------------------------------------------------
Aerospace--1.1%
BE Aerospace, Inc., Sr. Sub. Notes                          B2                9.50%      11/01/08   $     150 (a)     $   145,500
K & F Industries, Inc., Sr. Sub. Notes, Ser. B              B3                9.25       10/15/07         300 (a)         288,750
Sequa Corp., Sr. Notes                                      Ba2               9.00        8/01/09         250             246,250
Stellex Industries, Inc., Sr. Sub. Notes                    B3                9.50       11/01/07         500 (a)(b)      100,000
                                                                                                                      -----------
                                                                                                                          780,500
------------------------------------------------------------------------------------------------------------------------------
Airlines--0.6%
Continental Airlines, Inc., Sr. Notes                       Ba2               8.00       12/15/05         150 (a)         141,364
Delta Air Lines, Inc.                                       Baa3              8.30       12/15/29         200             181,088
United Airlines, Inc.,                                      Baa3              9.75        8/15/21          25              25,467
US Airways, Inc., Pass-Through Cert., Ser. 89 A2            A3                9.82        1/01/13          95 (a)          85,687
                                                                                                                      -----------
                                                                                                                          433,606
------------------------------------------------------------------------------------------------------------------------------
Automotive--3.2%
Collins & Aikman Products Co.,
   Sr. Sub. Notes                                           B2               11.50        4/15/06         300 (a)         294,000
   Sr. Sub. Notes                                           B3               10.00        1/15/07          30 (a)          29,400
Federal Mogul Corp.,
   Notes                                                    Ba2               7.875       7/01/10         225             164,250
   Sub. Notes                                               Ba2               7.50        1/15/09         145             105,850
Hayes Lemmerz Int'l, Inc., Sr. Sub. Notes, Ser. B           B2                8.25       12/15/08         200 (a)         175,000
Lear Corp.,
   Sr. Notes, Ser. B                                        Ba1               7.96        5/15/05         200             191,000
   Sr. Notes, Ser. B                                        Ba1               8.11        5/15/09         500 (a)         477,500
   Sub. Notes                                               Ba3               8.25        2/01/02         275             269,959
MSX International, Inc., Sr. Sub. Notes                     B3               11.375       1/15/08         105 (a)         100,800
Standyne Automotive Corp., Sr. Sub. Notes, Ser. B           Caa1             10.25       12/15/07          65 (a)          57,525
Tenneco Automotive, Inc., Sr. Sub. Notes, Ser. B            B2               11.625      10/15/09         135             116,100
Venture Holdings, Sr. Notes, Ser. B                         B2                9.50        7/01/05         250             197,500
                                                                                                                      -----------
                                                                                                                        2,178,884
------------------------------------------------------------------------------------------------------------------------------
Banks--0.7%
Chevy Chase Savings Bank, Sub. Deb.                         B1                9.25       12/01/05         250 (a)         231,250
Sovereign Bancorp, Inc.,
   Sr. Notes                                                Ba3              10.25        5/15/04          85              85,672
   Sr. Notes                                                Ba3              10.50       11/15/06         165 (a)         167,888
                                                                                                                      -----------
                                                                                                                          484,810

--------------------------------------------------------------------------------
See Notes to Financial Statements.     5

Portfolio of Investments as
of August 31, 2000                           THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Beverages--0.9%
Cott Corp., Sr. Notes                                       B1               8.50%        5/01/07   $     700 (a)     $   647,500
------------------------------------------------------------------------------------------------------------------------------
Building Materials & Components--1.2%
Ainsworth Lumber Ltd., Sr. Notes                            B2              12.50         7/15/07         310 (a)         294,500
Building Materials Corp., Sr. Notes                         Ba3              7.75         7/15/05          10 (a)           7,700
Congoleum Corp., Sr. Notes                                  B2               8.625        8/01/08         500 (a)         300,000
Nortek, Inc., Sr. Notes, Ser. B                             B1               9.25         3/15/07         250             240,000
                                                                                                                      -----------
                                                                                                                          842,200
------------------------------------------------------------------------------------------------------------------------------
Cable--12.3%
Adelphia Communications Corp.,
   Sr. Notes                                                B2               9.25        10/01/02         200             197,500
   Sr. Notes                                                B2               7.50         1/15/04         100              91,000
   Sr. Notes, Payment in Kind                               B2               9.50         2/15/04          85              79,781
   Sr. Notes, Ser. B                                        B2              10.50         7/15/04         500 (a)         500,000
   Sr. Notes, Ser. B                                        B2               9.875        3/01/07         500             476,250
Callahan Nordrhein-Westfalen,
   Sr. Disc. Note, Zero Coupon (Until 7/15/05)              B3               Zero         7/15/10         500             225,000
   Sr. Notes                                                B3              14.00         7/15/10         400             403,000
Century Communications Corp., Sr. Disc. Notes, Zero
   Coupon                                                   B2               Zero         3/15/03         250             186,250
Charter Communications Holdings LLC,
   Sr. Notes                                                B2               8.625        4/01/09         500             456,250
   Sr. Notes                                                B2              10.25         1/15/10         500             497,500
Classic Cable, Inc.,
   Sr. Sub. Notes                                           B3               9.375        8/01/09         130             101,400
   Sr. Sub. Notes                                           B3              10.50         3/01/10         600 (a)         501,000
Coaxial Commerce Central Ohio, Inc., Sr. Notes              B3              10.00         8/15/06         250 (a)         245,000
Comcast UK Cable Corp., Sr. Disc. Deb., Zero Coupon
   (until 11/15/00) (UK)                                    B2               Zero        11/15/07         225 (d)         210,937
CSC Holdings, Inc., Sr. Sub. Deb.                           Ba3             10.50         5/15/16         270             288,900
Diamond Cable Co.,
   Sr. Disc. Notes, Zero Coupon (until 12/15/00) (UK)       B2               Zero        12/15/05         625 (a)(d)      587,500
   Sr. Disc. Notes, Zero Coupon (until 2/15/02) (UK)        B2               Zero         2/15/07         500 (a)(d)      385,625
International Cabletel, Inc., Sr. Disc. Notes               B3              12.75         4/15/05         250 (a)         255,000
Mediacom LLC, Sr. Notes                                     B2               7.875        2/15/11         500 (a)         437,500
Telewest Communications plc,
   Sr. Disc. Deb., Zero Coupon (until 10/1/00) (UK)         B1               Zero        10/01/07         300 (a)(d)      287,625
   Sr. Disc. Notes, Zero Coupon (until 2/1/05) (UK)         B1               Zero         2/01/10         285 (d)         159,600

--------------------------------------------------------------------------------
See Notes to Financial Statements.     6

Portfolio of Investments as
of August 31, 2000                 THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Cable (cont'd.)
United Int'l. Holdings, Inc., Sr. Sec'd. Disc. Notes,
   Zero Coupon (until 2/15/03)                              B3               Zero         2/15/08   $     500         $   360,000
United Pan Europe,
   Sr. Disc. Notes, Zero Coupon (Until 8/1/04) (NL)         B2               Zero         8/01/09       1,095 (d)         520,125
   Sr. Notes (NL)                                           B2               10.875%      8/01/09       1,130 (a)(d)      988,750
                                                                                                                      -----------
                                                                                                                        8,441,493
------------------------------------------------------------------------------------------------------------------------------
Chemicals--3.3%
Avecia Group plc, Sr. Notes                                 B2               11.00        7/01/09         230 (a)         231,725
Huntsman ICI Chemicals LLC, Sr. Sub. Notes                  B2               10.125       7/01/09         445             451,675
Huntsman Polymers Corp., Sr. Notes                          B1               11.75       12/01/04         250             254,375
Lyondell Chemical Co.,
   Sr. Sec'd. Notes, Ser. A                                 Ba3               9.625       5/01/07          75              76,031
   Sr. Sec'd. Notes, Ser. B                                 Ba3               9.875       5/01/07         515 (a)         520,150
NL Industries, Inc., Sr. Sec'd. Notes,                      B1               11.75       10/15/03         190             193,088
Polymer Group, Inc., Sr. Sub. Notes, Ser. B                 B2                9.00        7/01/07          65              52,325
Sterling Chemical Holdings, Inc.,
   Sr. Sec'd. Notes                                         B3               12.375       7/15/06         185 (a)         190,550
   Sr. Sub. Notes                                           B3               11.75        8/15/06         300 (a)         234,000
Texas Petrochemicals Corp., Sr. Sub. Notes                  Caa1             11.125       7/01/06          45              38,700
                                                                                                                      -----------
                                                                                                                        2,242,619
------------------------------------------------------------------------------------------------------------------------------
Computer Services--0.5%
Globix Corp., Sr. Notes                                     N/A              12.50        2/01/10         500             370,000
------------------------------------------------------------------------------------------------------------------------------
Consumer Products--4.9%
Coinstar, Inc., Sr. Disc. Notes                             NR               13.00       10/01/06         250 (a)         252,500
Corning Consumer Products Co., Sr. Sub. Notes               B3                9.625       5/01/08         500 (a)         200,000
French Fragrances, Inc.,
   Sr. Notes, Ser. B                                        B2               10.375       5/15/07         600 (a)         588,000
   Sr. Notes, Ser. B                                        B2               10.375       5/15/07         150 (a)         147,000
Louisiana Petite Academy, Inc., Sr. Notes, Ser. B           B3               10.00        5/15/08         250             155,000
Mail Well Corp., Sr. Sub. Notes                             B1                8.75       12/15/08         750 (a)         656,250
Packaged Ice, Inc., Sr. Notes                               B3                9.75        2/01/05         400 (a)         352,000
Veritas DGC, Inc., Sr. Notes, Ser. C                        Ba3               9.75       10/15/03         500 (a)         506,250
Windmere Durable Holdings, Inc., Sr. Notes                  B3               10.00        7/31/08         500 (a)         485,000
                                                                                                                      -----------
                                                                                                                        3,342,000
------------------------------------------------------------------------------------------------------------------------------
Containers--0.6%
Owens-Illinois, Inc., Sr. Notes                             Ba1               7.85        5/15/04         430 (a)         406,604
Owens-Illinois, Inc., Sr. Deb.                              Ba1               7.50        5/15/10          45 (a)          39,147
                                                                                                                      -----------
                                                                                                                          445,751

--------------------------------------------------------------------------------
See Notes to Financial Statements.     7

Portfolio of Investments as
of August 31, 2000                    THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Education--0.7%
Kindercare Learning Center, Inc., Sr. Sub. Notes,           B3                9.50%       2/15/09   $     500 (a)     $   458,750
------------------------------------------------------------------------------------------------------------------------------
Electric Utilities--0.3%
Reliant Energy, Inc., Ser. C, Pass-Through Cert.            Baa3              9.681       7/02/26         200             198,800
------------------------------------------------------------------------------------------------------------------------------
Electronic Components--0.7%
Flextronics Int'l. Ltd., Sr. Sub. Notes                     Ba3               9.875       7/01/10         500 (a)         512,500
------------------------------------------------------------------------------------------------------------------------------
Energy--6.5%
AES Corp.,
   Sr. Notes                                                Ba1               9.50        6/01/09         500             507,500
   Sr. Sub. Notes                                           Ba3              10.25        7/15/06         500 (a)         506,250
AES Drax Energy Ltd., Sr. Sec'd. Notes                      Ba2              11.50        8/30/10         225             232,875
AES Drax Holdings Ltd., Sr. Sec'd. Bonds                    Baa3             10.41       12/31/20         490             512,540
Calpine Corp., Sr. Notes                                    Ba1              10.50        5/15/06         500             525,000
CMS Energy Corp., Sr. Notes                                 Ba3               8.375       7/01/03         750 (a)         733,275
EOTT Energy Partners LP, Sr. Notes                          Ba2              11.00       10/01/09         395             414,750
TNP Enterprises, Inc., Sr. Sub. Notes                       NR               10.25        4/01/10       1,000           1,040,000
                                                                                                                      -----------
                                                                                                                        4,472,190
------------------------------------------------------------------------------------------------------------------------------
Environmental Services--2.4%
Allied Waste North America, Inc.,
   Sr. Notes                                                Ba3               7.625       1/01/06         500 (a)         457,500
   Sr. Notes                                                Ba3               7.875       1/01/09         225 (a)         201,375
   Sr. Sub. Notes                                           B2               10.00        8/01/09         150 (a)         133,500
Browning Ferris Industries, Inc.                            Ba3               7.40        9/15/35         230             170,200
Waste Management, Inc.                                      Ba1               8.75        5/01/18         400             381,412
WMX Technologies, Inc., Notes                               Ba1               6.375      12/01/03         300             281,097
                                                                                                                      -----------
                                                                                                                        1,625,084
------------------------------------------------------------------------------------------------------------------------------
Financial Services--3.9%
CB Richards Ellis Services, Inc., Sr. Sub. Notes            B1                8.875       6/01/06         400 (a)         356,000
Delta Financial Corp., Sr. Notes                            B3                9.50        8/01/04         160 (a)          72,000
Golden State Escrow Corp.,
   Sr. Notes                                                Ba1               6.75        8/01/01         130             127,075
   Sr. Notes                                                Ba1               7.125       8/01/05         281             257,691
Metris Companies, Inc., Sr. Notes                           Ba3              10.125       7/15/06         150 (a)         141,000
Midland Funding Corp., Sec. Lease Oblig. Bond, Ser. A       Ba3              11.75        7/23/05         130             142,423

--------------------------------------------------------------------------------
See Notes to Financial Statements.     8

Portfolio of Investments as
of August 31, 2000                    THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Financial Services (cont'd.)
Orion Power Holdings, Inc., Sr. Notes                       Ba3              12.00%       5/01/10   $   1,500         $ 1,575,000
                                                                                                                      -----------
                                                                                                                        2,671,189
------------------------------------------------------------------------------------------------------------------------------
Foods--3.2%
Agrilink Foods, Inc., Sr. Sub. Notes                        B3               11.875      11/01/08         500 (a)         385,000
Borden, Inc.                                                Ba1               9.20        3/15/21         500 (a)         438,575
Pilgrim's Pride Corp.                                       B1               10.875       8/01/03       1,000 (a)       1,002,500
Premium Standard Farms, Inc., Sr. Sec'd. Notes, Payment
   in Kind                                                  NR               11.00        9/17/03         361 (a)         364,488
                                                                                                                      -----------
                                                                                                                        2,190,563
------------------------------------------------------------------------------------------------------------------------------
Gaming--6.0%
Aztar Corp., Sr. Sub. Notes                                 B2                8.875       5/15/07         150             145,500
Boyd Gaming Corp., Sr. Sub. Notes                           B1                9.50        7/15/07         210             201,600
Circus Circus Enterprises, Inc.,
   Notes                                                    Ba3               7.625       7/15/13         200 (a)         165,000
   Notes                                                    Ba2               6.70       11/15/96         130 (a)         120,472
Coast Hotels & Casinos, Inc., Sr. Sub. Notes                B3                9.50        4/01/09          70 (a)          67,550
Harrahs Operating, Inc., Sr. Sub. Notes                     Ba2               7.875      12/15/05         380             367,175
Harveys Casino Resorts, Sr. Sub. Notes                      B2               10.625       6/01/06         170             174,250
Hollywood Casino Corp., Sr. Sec'd. Notes                    B3               11.25        5/01/07         150             154,500
Hollywood Park, Inc., Sr. Sub. Notes, Ser. B                B2                9.25        2/15/07         500 (a)         507,500
Mandalay Resort Group, Sr. Notes                            Ba2               9.50        8/01/08       1,000           1,027,500
Mohegan Tribal Gaming Authority,
   Sr. Notes                                                Ba2               8.125       1/01/06         500 (a)         487,500
   Sr. Sub. Notes                                           Ba3               8.75        1/01/09         100              97,750
Park Place Entertainment Corp., Sr. Sub. Notes              Ba2               9.375       2/15/07         150             154,125
Station Casinos                                             B1                9.875       7/01/10         220             217,800
Trump Atlantic City Assocs., First Mtge. Notes              B3               11.25        5/01/06          70 (a)          47,250
Venetian Casino Resort LLC, First Mtge. Notes               Caa1             12.25       11/15/04         185             188,238
                                                                                                                      -----------
                                                                                                                        4,123,710
------------------------------------------------------------------------------------------------------------------------------
Gas Pipelines--0.5%
Leviathan Gas Pipeline Corp., Sr. Sub. Notes                Ba2              10.375       6/01/09         300 (a)         315,000
------------------------------------------------------------------------------------------------------------------------------
Health Care--4.4%
Abbey Healthcare Group, Inc.                                B2                9.50       11/01/02         470 (a)         466,475
Bio-Rad Labs, Inc., Sr. Sub. Notes                          B2               11.625       2/15/07         145             152,069
Concentra Operating Corp., Sr. Sub. Notes, Ser. B           B3               13.00        8/15/09         155             137,950
Fresenius Medical Care, Inc.                                NR                9.00       12/01/06         500             497,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     9

Portfolio of Investments as
of August 31, 2000                       THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Health Care (cont'd.)
HCA-The Healthcare Company,
   Debt                                                     Ba2               8.36%       4/15/24   $     100         $    92,000
   Notes                                                    Ba2               7.69        6/15/25         350             299,250
   Notes                                                    Ba2               7.05       12/01/27         205 (a)         162,975
   Notes                                                    Ba2               7.50       11/15/95         575 (a)         439,875
   Notes                                                    Ba2               6.63        7/15/45         125             119,370
HEALTHSOUTH Corp., Sr. Notes                                Ba1               6.875       6/15/05         185 (a)         160,177
Lifepoint Hospitals Holdings, Inc., Sr. Sub. Notes          B3               10.75        5/15/09         150             156,750
Tenet Healthcare Corp., Sr. Sub. Notes, Ser. B              Ba3               8.125      12/01/08          50              47,562
Triad Hospitals Holdings, Inc., Sr. Sub. Notes              B3               11.00        5/15/09         295 (a)         308,275
                                                                                                                      -----------
                                                                                                                        3,040,228
------------------------------------------------------------------------------------------------------------------------------
Industrials--2.6%
Eagle Picher Industries, Inc., Sr. Sub. Notes               B3                9.375       3/01/08         350 (a)         290,500
Gentek, Inc., Sr. Sub. Notes                                B2               11.00        8/01/09         300 (a)         302,250
International Wire Group Inc., Sr. Sub. Notes               B3               11.75        6/01/05         500 (a)         502,500
Motors & Gears, Inc.                                        B3               10.75       11/15/06         500 (a)         490,000
Thermadyne Mfg. LLC, Sr. Sub. Notes                         B3                9.875       6/01/08         310 (a)         232,500
                                                                                                                      -----------
                                                                                                                        1,817,750
------------------------------------------------------------------------------------------------------------------------------
Leisure--1.5%
Ballys Health & Tennis Corp., Sr. Sub. Notes, Ser. C        B3                9.875      10/15/07         445 (a)         422,750
Premier PKS, Inc., Sr. Notes                                B3                9.75        6/15/07         140 (a)         133,350
Six Flags Entertainment Corp., Sr. Notes                    B2                8.875       4/01/06         250 (a)         237,500
YankeeNets LLC, Sr. Notes                                   B1               12.75        3/01/07         250             245,000
                                                                                                                      -----------
                                                                                                                        1,038,600
------------------------------------------------------------------------------------------------------------------------------
Lodging--0.6%
HMH Properties, Inc., Sr. Notes, Ser. B                     Ba2               7.875       8/01/08         310             289,850
ITT Corp.                                                   Ba1               7.375      11/15/15         150             132,372
                                                                                                                      -----------
                                                                                                                          422,222
------------------------------------------------------------------------------------------------------------------------------
Media--3.8%
Ackerley Group, Inc., Sr. Sub. Notes, Ser. B                B2                9.00        1/15/09         250 (a)         236,250
Alliance Atlantis Commerce, Inc.,
   Sr. Sub. Notes                                           B2               13.00       12/15/09         195 (a)         200,850
   Sr. Sub. Notes                                           NR               13.00       12/15/09         200             206,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.     10

Portfolio of Investments as
of August 31, 2000                    THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Media (cont'd.)
American Lawyer Media Holdings, Inc., Sr. Disc. Notes,
   Zero Coupon (until 12/15/02)                             B3               Zero        12/15/08   $     300 (a)     $   202,500
Capstar Radio Broadcasting, Inc., Sr. Sub. Notes            B1               9.25%        7/01/07         125             128,125
Fox Family Worldwide, Inc., Sr. Notes                       B1                9.25       11/01/07          55              52,662
Lin Holdings Corp., Sr. Disc. Notes, Zero Coupon (until
   3/1/03)                                                  B3              Zero          3/01/08         845 (a)         583,050
Paxson Communications Corp., Sr. Sub. Notes                 B3               11.625      10/01/02         300             307,125
Susquehanna Media Co., Sr. Sub. Notes                       B1                8.50        5/15/09         500             485,000
XM Satellite Radio, Inc., Sr. Sec'd Notes                   Caa1             14.00        3/15/10         150             135,000
Ziff Davis Media, Inc., Sr. Sub. Notes                      B2               12.00        7/15/10         100             103,000
                                                                                                                      -----------
                                                                                                                        2,639,562
------------------------------------------------------------------------------------------------------------------------------
Metals--2.4%
Algoma Steel, Inc., First Mtge. Notes                       B2               12.375       7/15/05         260             228,800
Golden Northwest Aluminum, Inc., First Mtge. Notes          B2               12.00       12/15/06          50              51,000
Great Lakes Carbon Corp., Sr. Sub. Notes                    B3               10.25        5/15/08         500 (a)         225,000
Kaiser Aluminum & Chemical Corp., Sr. Sub. Notes            B3               12.75        2/01/03         310 (a)         285,200
LTV Corp., Sr. Notes                                        Ba3              11.75       11/15/09         225             168,750
RMI USA LLC, Sr. Notes (CA)                                 B1               10.00        6/01/09         100 (d)          96,500
Russel Metals, Inc., Sr. Notes (CA)                         B1               10.00        6/01/09         150 (d)         144,750
Sheffield Steel Corp., First Mtge. Notes, Ser. B            Caa2             11.50       12/01/05         140              82,600
USEC, Inc., Sr. Notes                                       Ba1               6.75        1/20/09         100              73,543
WHX Corp., Sr. Notes                                        B3               10.50        4/15/05         345             258,750
                                                                                                                      -----------
                                                                                                                        1,614,893
------------------------------------------------------------------------------------------------------------------------------
Miscellaneous--1.3%
Iron Mountain, Inc., Sr. Sub. Notes                         B2                8.25        7/01/11         500 (a)         453,750
IT Group, Inc., Sr. Sub. Notes, Ser. B                      B3               11.25        4/01/09         190             167,200
Sun World International, Inc., First Mtge. Notes, Ser.
   B                                                        B2               11.25        4/15/04          30 (a)          28,500
United Rentals, Inc., Sr. Sub. Notes, Ser. B                B1                9.25        1/15/09         225             211,500
                                                                                                                      -----------
                                                                                                                          860,950
------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Exploration/Production--5.3%
Canadian Forest Oil Ltd., Sr. Sub. Notes (CA)               B2                8.75        9/15/07         185 (d)         181,300
Comstock Resources Inc., Sr. Notes                          B2               11.25        5/01/07         120             124,200
Houston Exploring Co., Sr. Sub. Notes                       B2                8.625       1/01/08          85 (a)          81,600
Parker Drilling Co., Sr. Notes, Ser. D                      B1                9.75       11/15/06         315 (a)         307,125
Plains Resources, Inc.,
   Sr. Sub. Notes, Ser. B                                   B2               10.25        3/15/06          15 (a)          15,187
   Sr. Sub. Notes, Ser. D                                   B2               10.25        3/15/06         250 (a)         251,250
R & B Falcon Corp., Sr. Notes                               Ba3              12.25        3/15/06         275             324,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     11

Portfolio of Investments as
of August 31, 2000                    THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Oil & Gas Exploration/Production (cont'd.)
RBF Finance Co.,
   Sr. Sec'd. Notes                                         Ba3              11.00%       3/15/06   $     255 (a)     $   295,800
   Sr. Sec'd. Notes                                         Ba3              11.375       3/15/09         600 (a)         684,000
Snyder Oil Corp., Sr. Sub. Notes                            Ba3               8.75        6/15/07         500 (a)         502,500
Swift Energy Co., Sr. Sub. Notes                            B2               10.25        8/01/09         235             242,638
Tesoro Petroleum Corp., Sr. Sub. Notes, Ser. B              B1                9.00        7/01/08         250             244,375
Vintage Petroleum, Inc., Sr. Sub. Notes                     B1                9.75        6/30/09         360             369,000
                                                                                                                      -----------
                                                                                                                        3,623,475
------------------------------------------------------------------------------------------------------------------------------
Paper & Packaging--7.4%
Ball Corp., Sr. Sub. Notes                                  B1                8.25        8/01/08         750 (a)         721,875
Consumers International, Inc., Sr. Sec'd. Notes (CA)        B3               10.25        4/01/05         200 (a)(d)       88,000
Doman Industries Ltd.,
   Sr. Notes (CA)                                           Caa1              8.75        3/15/04         270 (d)         220,725
   Sr. Notes, Ser. B (CA)                                   Caa1              9.25       11/15/07          95 (a)(d)       72,081
Graham Packaging Holdings Co.,
   Sr. Disc. Notes, Zero Coupon (until 1/15/03)             Caa1            Zero          1/15/09         100              60,000
   Sr. Sub. Notes                                           B3                8.75        1/15/08         100 (a)          87,000
Norampac, Inc., Sr. Notes                                   B2                9.50        2/01/08          50              50,000
Radnor Holdings Corp., Sr. Notes, Ser. B                    B2               10.00       12/01/03         500 (a)         445,000
Repap New Brunswick, Inc.,
   Sr. Sec'd. Notes                                         B3               11.50        6/01/04         385             427,350
   Sr. Sec'd. Notes                                         Caa1             10.625       4/15/05         240             247,200
Silgan Holdings, Inc.,
   Sr. Sub. Deb.                                            B1               13.25        7/15/06         786 (a)         841,020
   Sub. Deb., Payment in Kind                               B1                9.00        6/01/09         800 (a)         728,000
Stone Container Corp.,                                      B1               10.75       10/01/02          55              55,825
Stone Container Corp.,
   First Mtge. Note                                         B3               12.25        4/01/02         950 (a)         957,125
   Sr. Sub. Deb.                                            B2               11.50        8/15/06          65              67,356
                                                                                                                      -----------
                                                                                                                        5,068,557
------------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.4%
ICN Pharmaceuticals, Inc., Sr. Notes                        Ba3               8.75       11/15/08         260 (a)         257,400
------------------------------------------------------------------------------------------------------------------------------
Printing--0.7%
American Color Graphics, Inc., Sr. Sub. Notes               Caa1             12.75        8/01/05         500 (a)         506,250

--------------------------------------------------------------------------------
See Notes to Financial Statements.     12

Portfolio of Investments as
of August 31, 2000                    THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Real Estate--0.7%
Americredit Corp., Sr. Notes, Ser. B                        Ba1              9.875%       4/15/06   $     200 (a)     $   196,500
Intrawest Corp., Sr. Notes                                  B1              10.50         2/01/10         250 (a)         260,000
                                                                                                                      -----------
                                                                                                                          456,500
------------------------------------------------------------------------------------------------------------------------------
Restaurants--0.8%
Carrols Corp., Sr. Sub. Notes                               B2               9.50        12/01/08         250             212,500
CKE Restaurants, Inc., Sr. Sub. Notes                       B3               9.125        5/01/09         300 (a)         195,000
Sbarro, Inc., Sr. Notes                                     Ba3             11.00         9/15/09         145             151,163
                                                                                                                      -----------
                                                                                                                          558,663
------------------------------------------------------------------------------------------------------------------------------
Retail--2.7%
Big 5 Corp., Sr. Notes, Ser. B                              B2               10.875      11/15/07         200 (a)         182,000
Duane Reade Inc., Sr. Sub. Notes                            B3                9.25        2/15/08         570 (a)         505,163
K-Mart Corp.                                                Baa3              8.25        1/01/22         750 (a)         678,052
Musicland Group, Inc., Sr. Sub. Notes                       B2                9.00        6/15/03         250             233,750
Phar-Mor, Inc., Sr. Notes                                   B3               11.72        9/11/02         355 (a)         237,850
                                                                                                                      -----------
                                                                                                                        1,836,815
------------------------------------------------------------------------------------------------------------------------------
Supermarkets--1.1%
Marsh Supermarkets Inc., Sr. Sub. Notes                     B2                8.875       8/01/07         500 (a)         471,250
Pantry, Inc., Sr. Sub. Notes                                B3               10.25       10/15/07         325 (a)         318,500
                                                                                                                      -----------
                                                                                                                          789,750
------------------------------------------------------------------------------------------------------------------------------
Technology--3.4%
Details Capital Corp., Sr. Disc. Notes, Zero Coupon
   (until 11/15/02)                                         Caa1            Zero         11/15/07          40 (a)          27,800
Exodus Communications, Inc.,
   Sr. Notes                                                B2               10.75       12/15/09         195             190,125
   Sr. Notes                                                B2               11.625       7/15/10         580             582,900
Interact Operating Co., Sr. Notes, Payment in Kind          NR               14.00        8/01/03         630 (a)         289,660
Intersil Corp., Sr. Notes                                   B1               13.25        8/15/09         162             186,300
SCG Holding Corp., Series B                                 B2               12.00        8/01/09         185             198,875
Spectrasite Holdings, Inc., Sr. Disc. Notes, Zero
   Coupon
   (Until 3/1/05)                                           B3              Zero          3/15/10         475             263,625
Unisys Corp., Sr. Notes                                     Ba1              11.75       10/15/04         300             315,750
Viasystems, Inc., Sr. Sub. Notes                            B3                9.75        6/01/07         285 (a)         256,500
                                                                                                                      -----------
                                                                                                                        2,311,535

--------------------------------------------------------------------------------
See Notes to Financial Statements.     13

Portfolio of Investments as
of August 31, 2000                     THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications--24.1%
Allegiance Telecommunications, Inc., Sr. Notes              B1              12.875%       5/15/08   $     750 (a)     $   793,125
Clearnet Communications Inc., Sr. Disc. Notes, Zero
   Coupon (until 5/1/04) (CA)                               B3               Zero         5/01/09          60 (d)          45,600
Fairpoint Communications, Sr. Sub. Notes                    B3              12.50         5/01/10         245             242,550
Focal Communications Corp., Sr. Notes, Ser. B               B3              11.875        1/15/10         325             302,250
Global Crossing Holdings Ltd., Sr. Notes                    Ba2              9.50        11/15/09       1,180           1,180,000
GST Telecommunications, Inc.,
   Sr. Disc. Conv. Notes, Zero Coupon (until 12/15/00)      NR               Zero        12/15/05         110 (b)          27,500
   Sr. Sub. Notes                                           NR               12.75       11/15/07         100 (a)(b)       15,000
Hyperion Telecommunications, Inc.,
   Sr. Disc. Notes, Ser. B Zero Coupon (until 4/15/01)      B3              Zero          4/15/03          70              59,500
   Sr. Sec'd. Notes, Ser. B                                 B3               12.25        9/01/04         130 (a)         125,450
Impsat Corp.,
   Sr. Notes                                                B2               12.125       7/15/03         245             225,400
   Sr. Notes                                                B3               12.375       6/15/08         250             195,000
Intermedia Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 5/15/01)             B2              Zero          5/15/06         500 (a)         440,000
   Sr. Disc. Notes, Ser. B, Zero Coupon (until 7/15/02)     B2              Zero          7/15/07         255 (a)         174,675
ITC Deltacom, Inc., Sr. Notes                               B2                9.75       11/15/08       1,000 (a)         830,000
Level 3 Communications, Inc.,
   Sr. Disc. Notes Zero Coupon (until 3/1/05)               B3              Zero          3/15/10       2,000           1,100,000
   Sr. Disc. Notes, Zero Coupon (until 12/1/03)             B3              Zero         12/02/08         280             168,000
   Sr. Notes                                                B3               11.00        3/15/08         215             212,312
McLeod USA, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 3/1/02)              B1              Zero          3/01/07         250 (a)         210,000
   Sr. Notes                                                B1                9.25        7/15/07         400 (a)         386,000
   Sr. Notes                                                B1                8.125       2/15/09         580 (a)         522,000
Metromedia Fiber Network, Inc., Sr. Notes                   B2               10.00       12/15/09         190 (a)         186,675
Microcell Telecommunications, Sr. Disc. Notes Zero
   Coupon
   (until 6/1/04)                                           B3              Zero          6/01/09         500 (a)         365,000
Millicom International Cellular, Inc., Sr. Disc. Notes,
   Zero Coupon (until 12/1/01)                              B3              Zero          6/01/06         255 (a)         225,675
Netia Holdings BV, Sr. Disc. Notes, Ser. B Zero Coupon
   (until 11/1/01) (Poland)                                 B2              Zero         11/01/07         500 (d)         352,500
Nextel Communications, Inc.,
   Sr. Disc. Notes, Zero Coupon (until 9/15/02)             B1              Zero          9/15/07       1,030             834,300
   Sr. Notes                                                B1                9.375      11/15/09         565 (a)         549,462
Nextlink Communications, Inc.,
   Sr. Disc. Notes                                          B2              Zero         12/01/09         445             244,750
   Sr. Notes                                                B2                9.625      10/01/07         400 (a)         368,000
   Sr. Notes                                                B2               10.75        6/01/09         470 (a)         458,250
   Sr. Notes                                                B2               10.50       12/01/09          50              47,500

--------------------------------------------------------------------------------
See Notes to Financial Statements.     14

Portfolio of Investments as
of August 31, 2000                     THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                              Moody's                               Principal
                                                              Rating       Interest     Maturity      Amount             Value
Description                                                 (Unaudited)      Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
Telecommunications (cont'd.)
NTL Communications Corp., Sr. Notes, Ser. B, Zero
   Coupon
   (until 10/1/03)                                          B2               Zero        10/01/08   $   1,500 (a)     $   960,000
Pagemart Nationwide, Inc., Sr. Disc. Notes                  B3              15.00%        2/01/05         225 (a)         213,750
Price Communications Wireless, Sr. Sub. Notes               B2               11.75        7/15/07         250             268,750
Primus Telecommunications, Inc., Sr. Notes                  B3               12.75       10/15/09         225 (a)         144,000
PSINet, Inc., Sr. Notes                                     B3               11.00        8/01/09         440 (a)         376,200
RCN Corp., Sr. Notes                                        B3               10.125       1/15/10         115              92,575
Telegroup, Inc., Sr. Disc. Notes, Zero Coupon (until
   11/1/00)                                                 NR              Zero         11/01/04         500 (a)(b)       30,000
Tritel PCS, Inc., Sr. Disc. Notes, Zero Coupon (until
   5/15/04)                                                 B3              Zero          5/15/09         350             242,375
Verio Inc.,
   Sr. Notes                                                B3               11.25%      12/01/08          25              29,250
   Sr. Notes                                                B3               10.625      11/15/09         365             432,270
Voicestream Wireless Corp.,
   Sr. Disc. Notes, Zero Coupon (Until 11/15/04)            B2              Zero         11/15/09         715             504,075
   Sr. Notes                                                B2               10.375      11/15/09         485             523,800
Williams Communications Group,
   Sr. Notes                                                B2               10.70       10/01/07         100              96,750
   Sr. Notes                                                B2               10.875      10/01/09         655 (a)         632,075
   Sr. Notes                                                B2               11.875       8/01/10       1,000             990,000
Worldwide Fiber, Inc., Sr. Notes                            B3               12.00        8/01/09         105              96,600
                                                                                                                      -----------
                                                                                                                       16,518,944
------------------------------------------------------------------------------------------------------------------------------
Textiles--0.3%
Phillips Van Heusen Corp., Sr. Sub. Notes                   B1                9.50        5/01/08         250             232,500
------------------------------------------------------------------------------------------------------------------------------
Transportation--0.4%
American Commercial Lines LLC, Sr. Notes                    B1               10.25        6/30/08         275 (a)         233,750
Holt Group, Inc., Sr. Notes                                 Caa1              9.75        1/15/06         150 (a)          21,000
                                                                                                                      -----------
                                                                                                                          254,750
------------------------------------------------------------------------------------------------------------------------------
Wholesale--0.1%
Core-Mark International, Inc., Sr. Sub. Notes               B3               11.375       9/15/03          45              42,300
                                                                                                                      -----------
Total corporate bonds (cost $85,410,252)                                                                               80,668,793
                                                                                                                      -----------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     15

Portfolio of Investments as
of August 31, 2000                      THE HIGH YIELD INCOME FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

                                                       Value
Description                         Shares           (Note 1)         Description                        Warrants
------------------------------------------------------------          --------------------------------------------
                                        Value
Description                           (Note 1)
------------------------------------------------------------

COMMON STOCKS(c)--0.8%
Intermedia Communications, Inc.,      2,780        $       57,685
Purina Mills, Inc.                   20,939               225,099
PSF Group Holdings, Inc., Class A       279               307,164
Star Gas Partners LP                    308                 5,282
UnitedGlobalCom, Inc., Class A            2                    77
                                                   --------------
Total common stocks
  (cost $1,460,049)                                       595,307
                                                   --------------
PREFERRED STOCKS--3.4%
CSC Holdings, Inc.,
   11.125%, Payment in Kind           2,298               244,785
   11.125%, Payment in Kind              42               451,500
InterAct Systems, Inc., Ser. B,       1,100
  14.00%                                                  231,000
Intermedia Communications, Inc.,
  Ser. B, 13.50%, Payment in Kind         1                   938
Nextel Communications, Inc., Ser.
  E, 11.25%, Payment in Kind            196               191,100
Premcor USA, Inc., 11.50%               132                29,084
Primedia, Inc.,
   Ser. D, 10.00%                     1,485               138,105
   Ser. H, 8.625%                     3,000               256,500
R & B Falcon Corp., 13.875%,
  Payment in Kind                        91               112,801
Sinclair Broadcast Group. Inc.,
  11.625%, Payment in Kind            5,000               445,000
Viasystems Group, Inc., Ser. B,      12,434
  8.00%                                                   223,807
                                                   --------------
Total preferred stocks
  (cost $2,462,411)                                     2,324,620
                                                   --------------
WARRANTS(c)--0.4%
Cellnet Data Systems, Inc.,
  expiring 9/15/07                    2,029        $           20
Clearnet Communications, Inc.,
  expiring 9/15/05 (CA)               2,475                69,300
Intelcom Group, Inc., expiring        9,900
  9/15/05                                                  29,700
InterAct Electronic Marketing,
  Inc., expiring 12/15/09             1,100                 5,500
InterAct Systems, Inc., expiring      1,100
  8/1/03                                                       11
MGC Communications, Inc.,
  expiring 1/1/49                       200                60,000
Pagemart Nationwide, Inc.,
  expiring 12/31/03                   4,600                27,600
R & B Falcon Corp., expiring             75
  5/1/09                                                   48,750
Sterling Chemical Holdings, Inc.,
  expiring 8/15/08                      140                 1,260
XM Satellite Radio, Inc.,
  expiring 3/31/10                      150                     0
                                                   --------------
Total warrants (cost $41,839)                             242,141
                                                   --------------
Total long-term investments
  (cost $89,374,551)                                   83,830,861
                                                   --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     16

Portfolio of Investments as of August 31, 2000  THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                                                    Principal
                                                                           Interest     Maturity     Amount             Value
Description                                                                  Rate         Date        (000)            (Note 1)
------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS--6.3%
Joint Repurchase Agreement Account (cost $4,316,000;
   Note 4)                                                                    6.59%       9/01/00   $  4,316         $  4,316,000
                                                                                                                     ------------
Total Investments--128.4%
(cost $93,690,551; Note 4)                                                                                             88,146,861
Other liabilities in excess of assets--(28.4)%                                                                        (19,487,119)
                                                                                                                     ------------
Net Assets--100%                                                                                                     $ 68,659,742
                                                                                                                     ------------
                                                                                                                     ------------

---------------
(a) Total or partial principal amount segregated as collateral for line of credit. Aggregate value of segregated securities--$43,852,481; (Note 5).
(b) Issuer in default on interest payment, non-income producing security.
(c) Non-income producing securities.
(d) US $ Denominated Bonds-Foreign Issuers.
NR--Not rated by Moody's or Standard & Poor's.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     17

THE HIGH YIELD INCOME FUND, INC.
Statement of Assets and Liabilities
------------------------------------------------------------

Assets                                           August 31, 2000
Investments, at value (cost $93,690,551)......    $  88,146,861
Cash..........................................              978
Interest and dividend receivable..............        1,858,722
Receivable for investments sold...............        1,090,111
Prepaid expenses and other assets.............            1,580
                                                 ---------------
   Total assets...............................       91,098,252
                                                 ---------------
Liabilities
Loan payable (Note 5).........................       21,000,000
Payable for investments purchased.............          997,500
Accrued expenses..............................          155,652
Loan interest payable.........................          139,787
Deferred directors' fees......................           62,946
Dividends payable.............................           41,885
Management fee payable........................           40,740
                                                 ---------------
   Total liabilities..........................       22,438,510
                                                 ---------------
Net Assets....................................    $  68,659,742
                                                 ---------------
                                                 ---------------
Net assets were comprised of:
   Common stock, at par.......................    $     113,191
   Paid-in capital in excess of par...........       88,768,571
                                                 ---------------
                                                     88,881,762
   Distribution in excess of net investment
      income..................................          (41,885)
   Accumulated net realized loss on
      investments.............................      (14,636,445)
   Net unrealized depreciation on
      investments.............................       (5,543,690)
                                                 ---------------
Net assets, August 31, 2000...................    $  68,659,742
                                                 ---------------
                                                 ---------------
Net asset value and redemption price per share
   ($68,659,742 / 11,319,116 shares of common
   stock issued and outstanding)..............            $6.07
                                                 ---------------
                                                 ---------------

THE HIGH YIELD INCOME FUND, INC.
Statement of Operations

                                                   Year Ended
Net Investment Income                            August 31, 2000
Income
   Interest...................................    $   9,101,920
   Dividends..................................          133,889
                                                 ---------------
                                                      9,235,809
                                                 ---------------
Expenses
   Management fee.............................          501,429
   Custodian's fees and expenses..............          169,000
   Reports to shareholders....................           40,000
   Transfer agent's fees and expenses.........           33,000
   Audit fee..................................           30,000
   Registration fees..........................           26,000
   Directors' fees and expenses...............           14,000
   Legal fees and expenses....................            6,000
   Miscellaneous..............................            6,516
                                                 ---------------
      Total operating expenses................          825,945
   Loan interest expense (Note 5).............        1,275,610
                                                 ---------------
      Total expenses..........................        2,101,555
                                                 ---------------
Net investment income.........................        7,134,254
                                                 ---------------
Realized and Unrealized
Gain (Loss) on Investments
Net realized loss on investment
   transactions...............................       (4,260,456)
Net change in unrealized depreciation on
   investments................................       (1,714,976)
                                                 ---------------
Net loss on investments.......................       (5,975,432)
                                                 ---------------
Net Increase in Net Assets
Resulting from Operations.....................    $   1,158,822
                                                 ---------------
                                                 ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     18

THE HIGH YIELD INCOME FUND, INC.
Statement of Cash Flows
------------------------------------------------------------

                                                   Year Ended
                                                   August 31,
Increase (Decrease) in Cash                           2000
Cash flows provided from (used in) operating
   activities:
   Interest and dividends received (excluding
      discount amortization of $1,151,453).....   $  8,011,915
   Operating expenses paid.....................       (811,476)
   Loan interest paid..........................     (1,241,066)
   Maturities of short-term portfolio
      investments, net.........................       (122,000)
   Purchases of long-term portfolio
      investments..............................    (73,807,604)
   Proceeds from disposition of long-term
      portfolio investments....................     74,343,475
   Prepaid expenses............................            308
                                                  ------------
   Net cash provided from operating
      activities...............................      6,373,552
                                                  ------------
Cash flows used for financing activities:
   Cash dividends paid (excluding reinvestment
      of dividends of $109,445)................     (7,373,325)
   Loan increase...............................      1,000,000
                                                  ------------
Net increase in cash...........................            227
Cash at beginning of year......................            751
                                                  ------------
Cash at end of year............................   $        978
                                                  ------------
                                                  ------------
Reconciliation of Net Increase in Net Assets to
Net Cash Provided from (used in) Operating
Activities
Net increase in net assets resulting from
   operations..................................   $  1,158,822
                                                  ------------
Increase in investments........................       (841,723)
Net realized loss on investment transactions...      4,260,456
Net change in net unrealized depreciation on
   investments.................................      1,714,976
Decrease in interest receivable................        (31,301)
Decrease in receivable for investment sold.....       (934,498)
Increase in prepaid expenses and other
   assets......................................            308
Increase in payable for investments
   purchased...................................        997,500
Increase in accrued expenses and other
   liabilities.................................         49,012
                                                  ------------
   Total adjustments...........................      5,214,730
                                                  ------------
Net cash provided from operating activities....   $  6,373,552
                                                  ------------
                                                  ------------


THE HIGH YIELD INCOME FUND, INC.
Statement of Changes in Net Assets

Increase (Decrease)                     Year Ended August 31,
in Net Assets                           2000            1999
Operations
   Net investment income...........  $ 7,134,254    $  8,017,096
   Net realized loss on investment
      transactions.................   (4,260,456)     (4,543,476)
   Net change in unrealized
      depreciation of
      investments..................   (1,714,976)      1,432,237
                                     -----------    ------------
   Net increase in net assets
      resulting from operations....    1,158,822       4,905,857
Dividends paid to shareholders
   from net investment income......   (7,171,744)     (8,112,556)
Distributions to shareholders in
   excess of net investment
   income..........................      (41,885)             --
Return of capital distributions....     (255,417)             --
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends.......................      109,445         435,530
                                     -----------    ------------
Total decrease.....................   (6,200,779)     (2,771,169)
Net Assets
Beginning of year..................   74,860,521      77,631,690
                                     -----------    ------------
End of year........................  $68,659,742    $ 74,860,521
                                     -----------    ------------
                                     -----------    ------------
Undistributed Net Investment
   Income..........................           --          37,490
                                     -----------    ------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     19

Notes to Financial Statements                   THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
The High Yield Income Fund, Inc. (the 'Fund') was organized in Maryland on August 21, 1987 as a diversified, closed-end management investment company. The Fund's primary investment objective is to maximize current income to shareholders through investment in a diversified portfolio of high-yield, fixed-income securities rated in the medium to lower categories by recognized rating services, or nonrated securities of comparable quality. As a secondary investment objective, the Fund will seek capital appreciation, but only when consistent with its primary objective. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic or political developments in a specific industry or region.

------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction including accrued interest. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Fund's custodian will maintain, in a segregated account of the Fund, cash, U.S. Government securities, equity securities or other liquid, unencumbered assets marked to market daily, having a value equal to or greater than the Fund's purchase commitments with respect to certain investments.
The Fund may invest up to 20% of its total assets in securities which are not readily marketable, including those which are restricted as to disposition under securities law ('restricted securities').
Cash Flow Information: The Fund invests in securities and distributes dividends from net investment income which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.
Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value, accruing income on PIK (payment-in-kind) securities and amortizing discounts on debt obligations. Cash, as used in the Statement of Cash Flows, is the amount reported as 'Cash' in the Statement of Assets and Liabilities.
Security Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses from securities transactions are calculated on the identified cost basis. Interest income, which is comprised of three elements: stated coupon rate, original issue discount and market discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Federal Income Taxes: It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund expects to pay dividends of net investment income monthly and make distributions at least annually of net capital gains, if any. Dividends and distributions are recorded on the ex-dividend date.
Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to decrease accumulated net realized loss and decrease paid-in capital in excess of par by $8,891,435. This was primarily due to the expiration of a portion of the capital loss
--------------------------------------------------------------------------------
                                       20

Notes to Financial Statements                   THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
carryforward for the year ended August 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ('PIFM'). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ('PIC'). PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the services of PIC, the compensation of officers of the Fund and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PIFM is computed weekly and payable monthly, at an annual rate of .70 of 1% of the average weekly net assets of the Fund.
Effective January 1, 2000, the subadvisory fee paid to PIC by PIFM is computed daily and payable monthly at an annual rate of .350 of 1% of the average daily net assets of the Fund. Prior to January 1, 2000, PIC was reimbursed by PIFM for reasonable costs and expenses incurred in furnishing investment advisory services. The change in the subadvisory fee structure has no impact on the management fee charged to the Fund or its shareholders.
PIFM and PIC are wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2000 aggregated $74,795,367 and $74,963,859, respectively.
The cost basis of investments for federal income tax purposes at August 31, 2000 was $93,723,301 and net unrealized depreciation for federal income tax purposes was $5,576,440 (gross unrealized appreciation--$1,892,754; gross unrealized depreciation--$7,469,194).
For federal income tax purposes, the Fund has a capital loss carryforward as of August 31, 2000 of approximately $10,530,600 of which $263,000 expires in 2003, $5,569,500 expires in 2004, $1,361,400 in 2007 and $3,336,700 in 2008.
Approximately $8,891,400 of the Fund's capital loss carryforward expired as of August 31, 2000. In addition, the Fund will elect to treat net capital losses of approximately $4,073,100 incurred in the ten month period ended August 31, 2000 as having been incurred in the following fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts.
------------------------------------------------------------
Note 4. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collaterialized by U.S. Treasury or federal agency obligations. As of August 31, 2000, the Fund had a 0.64% undivided interest in the repurchase agreements in the joint account. The undivided interest for the Fund represented $4,316,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefor was as follows:
ABN AMRO Inc., 6.61%, in the principal amount of $180,000,000, repurchase price $180,033,050, due 9/1/00. The value of the collateral including accrued interest was $183,600,295.
Bear, Stearns & Co. Inc., 6.62%, in the principal amount of $100,000,000, repurchase price $100,018,389, due 9/1/00. The value of the collateral including accrued interest was $102,294,995.
Salomon Smith Barney Inc., 6.62%, in the principal amount of $190,000,000, repurchase price $190,034,939, due 9/1/00. The value of the collateral including accrued interest was $193,916,346.
UBS Warburg, 6.61%, in the principal amount of $100,000,000, repurchase price $100,018,361, due 9/1/00. The value of the collateral including accrued interest was $102,002,880.
UBS Warburg, 6.45%, in the principal amount of $101,386,000, repurchase price $101,404,165, due 9/1/00. The value of the collateral including accrued interest was $103,414,456.
------------------------------------------------------------
Note 5. Borrowings
The Fund has approved a $25,000,000 uncommitted line of credit with State Street Bank & Trust Co. Interest on any such borrowings outstanding fluctuates daily, at one percentage point over the Federal Funds rate.
The average daily balance outstanding and the maximum face amount of borrowings outstanding at any month end for the year ended August 31, 2000 was $18,060,109 at a weighted average interest rate of 6.95%.
--------------------------------------------------------------------------------

Notes to Financial Statements                   THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
Note 6. Capital
There are 200 million shares of $.01 par value common stock authorized. Prudential owned 11,000 shares of common stock as of August 31, 2000.
During the fiscal years ended August 31, 2000 and 1999 the Fund issued 16,671 and 63,171 shares, respectively, in connection with the reinvestment of dividends.
------------------------------------------------------------
Note 7. Dividends and Distributions
On September 1 and October 2, 2000 the Board of Directors of the Fund declared dividends of $.050 per share payable on September 29 and October 31, respectively, to shareholders of record on September 15 and October 16, 2000, respectively.
--------------------------------------------------------------------------------
                                       22

Financial Highlights                            THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------

                                                                               Year Ended August 31,
                                                              -------------------------------------------------------
                                                               2000        1999        1998        1997        1996
                                                              -------     -------     -------     -------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year(a).....................    $  6.62     $  6.91     $  7.58     $  7.24     $  7.12
                                                              -------     -------     -------     -------     -------
Net investment income.....................................        .63         .71         .74         .74         .77
Net realized and unrealized gain (loss) on investments....       (.52)       (.28)       (.69)        .35         .16
                                                              -------     -------     -------     -------     -------
   Total from investment operations.......................        .11         .43         .05        1.09         .93
                                                              -------     -------     -------     -------     -------
Dividends paid to shareholders from net investment
   income.................................................       (.64)       (.72)       (.72)       (.74)       (.77)
Distributions to shareholders in excess of net investment
   income.................................................         --(c)       --          --        (.01)         --
Return of capital distributions...........................       (.02)         --          --          --        (.04)
                                                              -------     -------     -------     -------     -------
   Total dividends and distributions......................       (.66)       (.72)       (.72)       (.75)       (.81)
                                                              -------     -------     -------     -------     -------
Net asset value, end of year(a)...........................    $  6.07     $  6.62     $  6.91     $  7.58     $  7.24
                                                              -------     -------     -------     -------     -------
                                                              -------     -------     -------     -------     -------
Market price per share, end of year(a)....................    $  5.69     $  6.81     $  6.38     $  7.81     $  7.75
                                                              -------     -------     -------     -------     -------
                                                              -------     -------     -------     -------     -------
TOTAL INVESTMENT RETURN(b)................................      (5.98)%     18.55%     (10.19)%     11.47%       8.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).............................    $68,660     $74,861     $77,632     $84,581     $80,174
Average net assets (000)..................................    $71,239     $77,389     $85,511     $81,788     $79,408
Ratio of expenses to average net assets...................       2.95%       2.69%       2.64%       2.79%       2.89%
Ratio of net investment income to average net assets......      10.01%      10.36%       9.64%      10.04%      10.62%
Portfolio turnover rate...................................         88%         85%         73%         82%         97%
Asset coverage............................................        427%        474%        488%        526%        501%
Total debt outstanding at year-end (000)..................    $21,000     $20,000     $20,000     $20,000     $20,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtainable under the Fund's dividend reinvestment plan. This amount does not reflect brokerage commissions.
(c) Less than $.005 per share.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     23

Report of Independent Accountants               THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of The High Yield Income Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The High Yield Income Fund, Inc. (the 'Fund') at August 31, 2000, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
October 25, 2000
--------------------------------------------------------------------------------
                                       24

Other Information (Unaudited)                   THE HIGH YIELD INCOME FUND, INC.
--------------------------------------------------------------------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan). Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholders of record (or, if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at a price equal to net asset value but not less than 95% of the market price. If net asset value exceeds the market price of Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value per share, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.
The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.
Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Shares and cash for fractional Shares.

All correspondence concerning the Plan should be directed to the Plan Agent, State Street Bank & Trust Company, P.O. Box 8200, Boston, MA 02266-8200.
--------------------------------------------------------------------------------
                                       25

            Directors
            Eugene C. Dorsey
            Delayne Dedrick Gold
            Robert F. Gunia
            Thomas T. Mooney
            Stephen P. Munn
            David R. Odenath, Jr.
            Richard A. Redeker
            John R. Strangfeld
            Nancy H. Teeters
            Louis A. Weil, III

            Officers
            John R. Strangfeld, President
            Robert F. Gunia, Vice President
            David R. Odenath, Jr. Vice President
            Grace Torres, Treasurer
            Deborah A. Docs, Secretary
            William V. Healey, Assistant Secretary

            Manager
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077

            Investment Adviser
            The Prudential Investment Corporation
            Prudential Plaza
            Newark, NJ 07101

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171

            Independent Accountants
            PricewaterhouseCoopers LLP
            1177 Avenue of the Americas
            New York, NY 10036

            Legal Counsel
            Swidler Berlin Shereff Friedman, LLP
            The Chrysler Building
            405 Lexington Avenue
            New York, NY 10174

               This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of fund shares.

                              The High Yield Income Fund, Inc.
                                    Gateway Center Three
                                    100 Mulberry Street
                                   Newark, NJ 07102-4077
                                    For Information call
                                  toll free (800) 451-6788

               The views expressed in this report and information about the fund's holdings are for the period covered by this report and are subject to change thereafter.

                          The Prudential Insurance Company of America
                                      751 Broad Street
                                      Newark, NJ 07102
            429904105